Provisions	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Provisions
27. PROVISIONS

	Group
	Conduct remediation
	PPI £m	Other products £m	FSCS and Bank Levy £m	Property £m	Off-balance sheet ECL £m	Regulatory and other £m	Total £m
At 31 December 2018	246	30	45	37	56	95	509
Adoption of IFRS 16 (see Note 1)	—	—	—	17	—	—	17

At 1 January 2019	246	30	45	54	56	95	526
Additional provisions (see Note 8)	169	0	86	44	22	166	487
Provisions released (see Note 8)	0	0	(5)	(21)	0	(4)	(30)
Utilisation and other (1)	(226)	(5)	(90)	(18)	0	(82)	(421)
Recharge (2)	0	0	10	0	0	0	10

At 31 December 2019	189	25	46	59	78	175	572

To be settled:
- Within 12 months	189	18	46	43	78	171	545
- In more than 12 months	0	7	0	16	0	4	27

	189	25	46	59	78	175	572

(1)
Utilisation and other included a transfer from ‘PPI’ to ‘Regulatory and other’ in respect of an ongoing legal dispute. No further information has been provided on the basis it would be seriously prejudicial.

(2)	This relates to a recharge in respect of the UK Bank Levy paid on behalf of other UK entities of Banco Santander SA.
a) Conduct remediation
The amounts in respect of conduct remediation comprise the estimated cost of making redress payments, including related costs, with respect to the past sales or administration of products. The provision for conduct remediation represents management’s best estimate of the anticipated costs of related customer contact and/or redress, including related costs.
(i) Payment Protection Insurance (PPI)
The FCA set a deadline of 29 August 2019 for PPI complaints and delivered a nationwide communications campaign to raise awareness of this deadline among consumers. In line with industry experience, we received unprecedented volumes of information requests in August 2019 and saw a significant spike in both these requests and complaints in the final days prior to the complaint deadline, with the processing of these claims ongoing.
PPI assumptions
A provision for conduct remediation has been recognised to represent management’s best estimate of Santander UK’s liability in respect of misselling of PPI policies.
Given the passing of the FCA’s August 2019 time bar, the level of judgment required by management in determining appropriate assumptions has reduced. At 31 December 2019, the key assumption in calculating the provision was around the estimated number of customer complaints that would be received in respect of customers with successful information requests that were still eligible to submit a complaint.
The uphold rates are informed by historical experience and the average cost of redress can be predicted reasonably accurately given that management is dealing with a high volume and reasonably homogenous population.
Cumulative complaints from the inception of the PPI complaints process to 31 December 2019, regardless of the likelihood of Santander UK incurring a liability and including the specific PPI portfolio of complaints referred to below, were 3.5m. This includes c.327,000 that were still being reviewed. Future expected claims were c.49,000. For every additional 10,000 inbound PPI complaints, we would expect an additional charge in the order of £4m.
2019 compared to 2018
In 2019, we charged an additional £169m in respect of PPI:

–
In Q2 2019 we reported an additional provision of £70m reflecting an increase in PPI claim volumes, additional industry activities and having considered guidance provided by the FCA and our specific approach to PPI claims, in advance of the PPI claims deadline on 29 August 2019.

–
In Q3 2019, and in line with industry experience, we received unprecedented volumes of information requests in August 2019 and saw a significant spike in both these requests and complaints in the final days prior to the complaint deadline. Our best estimate of the additional provision required was £99m.

(ii) Other products
A provision for conduct remediation has also been recognised in respect of sales of other products. A number of uncertainties remain as to the eventual costs with respect to conduct remediation in respect of these products given the inherent difficulties in determining the number of customers involved and the amount of any redress to be provided to them.
The remaining provision for other conduct was £25m (2018: £30m), which primarily related to the sale of interest rate derivatives.
b) Financial Services Compensation Scheme (FSCS) and Bank Levy
(i) FSCS
The FSCS is the UK’s independent statutory compensation fund for customers of authorised financial services firms and pays compensation if a firm is unable to pay claims against it. The FSCS is funded by levies on the industry (and recoveries and borrowings where appropriate).
Following the default of a number of deposit takers since 2008, the FSCS borrowed funds from HM Treasury to meet the compensation costs for customers of those firms. The remaining debt due to the FSCS, that related to the failure of Bradford & Bingley plc, has now been repaid. This has enabled the FSCS to make a corresponding repayment of the balance of its loan to HM Treasury. As a result, the opening provision of £4m was released in 2019 (2018: £4m release, 2017: £1m charge), to bring the balance to £nil (2018: £4m).
(ii) UK Bank Levy
In addition to changes in UK corporation tax rates, Finance (No.2) Act 2015 reduced the UK Bank Levy rate from 0.21% via subsequent annual reductions to 0.10% from 1 January 2021. As a result, a rate of 0.15% applies for 2019 (2018: 0.16%). The cost of the UK Bank Levy for 2019 was £86m (2018: £69m, 2017: £92m). The Santander UK group paid £90m in 2019 (2018: £86m) and provided for a liability of £46m at 31 December 2019 (2018: £40m).

c) Property
Property provisions include vacant property provisions and property dilapidation provisions for leased properties within the scope of IFRS 16. Vacant property provisions are made by reference to an estimate of any expected sub-let
income, compared to the head rent, and the possibility of disposing of Santander UK’s interest in the lease, taking into account conditions in the property market. These provisions are reassessed on a semi-annual basis and will normally run off over the period of the leases concerned. Where a property is disposed of earlier than anticipated, any remaining provision relating to that property is released.
Property provisions were impacted by £40m of transformation charges in 2019. These relate to a multi-year project to deliver on our strategic priorities and enhance efficiency in order for us to better serve our customers and meet our medium-term targets. These charges largely related to restructuring of our branch network associated with the announcement made in 2019.
d)
Off-balance
sheet ECL
Provisions include expected credit losses relating to guarantees given to third parties and undrawn loan commitments.
e) Regulatory and other
Regulatory and other provisions principally comprised amounts in respect of regulatory charges (including fines), operational loss and operational risk provisions, restructuring charges and litigation and related expenses. A number of uncertainties exist with respect to these provisions given the uncertainties inherent in operational, restructuring and litigation matters that affect the amount and timing of any potential outflows with respect to which provisions have been established. These provisions are reviewed at least quarterly.
At 31 December 2019 the balance included an amount of £68m (2018: £58m) that arose from a systems related historical issue identified by Santander UK, relating to compliance with certain requirements of the Consumer Credit Act. This provision is based on detailed reviews of relevant systems related to consumer credit business operations, supported by external legal and regulatory advice, and reflects our best estimate at 31 December 2019 of potential costs in respect of the identified issue. As detailed in Note 29, there are aspects of the issue which remain under review.
The balance also included an amount in respect of our best estimate of liability relating to a legal dispute regarding allocation of responsibility for a specific PPI portfolio of complaints, further described in Note 29. No further information regarding the best estimate is provided on the basis that it would be seriously prejudicial to Santander UK’s interests in connection with the dispute.
Regulatory and other provisions charged in 2019 included £65m of transformation charges in 2019, relating to the multi-year project described above in ‘c) Property’. In addition to charges largely related to the restructuring of our branch network, further charges were largely associated with the announced plans to reshape our Corporate & Commercial Banking business. Regulatory and other provisions charged in 2019 also included £68m of operational loss and operational risk provisions.